Exhibit 10.4

                      SAFETY COMPONENTS INTERNATIONAL, INC.
                             2001 STOCK OPTION PLAN


     1. Purposes of Plan. The purposes of this Safety Components International, Inc. 2001 Stock Option Plan (hereinafter referred to as the "Plan") are (a) to provide incentives for key employees, directors, consultants and other individuals providing services to Safety Components International, Inc. (the "Company") and its subsidiaries and other related entities (each of which is referred to herein as a "Subsidiary") by encouraging their ownership of the Common Stock, $.01 par value per share, of the Company (the "Stock") and (b) to aid the Company in attracting and retaining key employees, directors, consultants and other individuals upon whose efforts the Company's success and future growth depends.

     2. Administration. The Plan shall be administered by a committee appointed by the Board of Directors of the Company (the "Board of Directors") and shall consist of not fewer than two of its members (the "Committee"). Each Committee member shall be a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"). If the Board so determines, each Committee member also shall be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder. The Board or the Committee also may delegate to a committee of two or more members of the Board who are not "outside directors" the authority to grant stock options to eligible persons who either (a) are not "covered employees" within the meaning of Section 162(m) of the Code and the regulations thereunder and are not expected to be "covered employees" at the time of recognition of income resulting from such stock options or (b) are persons with respect to whom the Company does not wish to comply with Section 162(m) of the Code. In the event that the Board does not appoint a Committee, then the powers to be exercised by the Committee hereunder shall be exercised by the Board of Directors.

     In addition to any other powers set forth in the Plan, the Committee, subject to the terms of the Plan, shall have plenary authority to establish such rules and regulations, to make such determinations and interpretations, and to take such other administrative actions as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be final, conclusive and binding on all persons, including those granted options hereunder ("Optionees") and their legal representatives and beneficiaries.

     Notwithstanding any other provisions of the Plan, the Committee may impose such conditions on any options as may be required to satisfy the requirements of Rule 16b-3 of the Act of 1934 or Sections 162(m) and 280G(b)(5) of the Code.

     The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all members shall be as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary (who need not be a member of the Committee). No member of the Committee shall be liable for any act or omission with respect to service on the Committee, if such member acts in good faith and in a manner he or she reasonably believes to be in or not opposed to the best interests of the Company.

     3. Stock Available for Options. There shall be available for options under the Plan a total of 900,000 shares of Stock, subject to any adjustments that may be made pursuant to Section 5(f) hereof. Shares of Stock used for purposes of the Plan may be either authorized and unissued shares, or previously issued shares held in the treasury of the Company, or both. Shares of Stock covered by options which have terminated or expired prior to exercise, or which have been tendered as payment upon exercise of other options pursuant to Section 5(c), shall be available for further option grants hereunder.

     4. Eligibility. Options under the Plan may be granted to key employees and directors of the Company or any Subsidiary, including officers or directors of the Company or any Subsidiary, and to consultants and other individuals providing services to the Company or any Subsidiary. Options may be granted to eligible persons whether or not they hold or have held options previously granted under the Plan or otherwise granted or assumed by the Company; provided, however, that the maximum number of shares of Stock with respect to which options may be granted under the Plan to any person during any calendar year shall be 210,000 shares of Stock (subject to adjustment in the same manner as provided in Section 5(f) with respect to shares of Stock subject to options then outstanding). In selecting recipients for options, the Committee may take into consideration any factors it may deem relevant, including its estimate of the individual's present and potential contributions to the success of the Company and its Subsidiaries. Service as a director, officer or consultant of or to the Company or any Subsidiary shall be considered employment for purposes of the Plan (and the period of such service shall be considered the period of employment for purposes of Section 5(d) of the Plan); provided, however, that incentive stock options only may be granted to the extent any relevant shareholder approval requirements imposed under the Code have been satisfied and incentive stock options may be granted under the Plan only to an individual who is an "employee" (as such term is used in Section 422 of the Code) of the Company or a Subsidiary which constitutes a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

     5. Terms and Conditions of Options. Each option shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The Committee may make the grant of an option subject to the Optionee's execution of a binding severance agreement in such form as prescribed by the Company. The date of grant of an option shall be the date specified by the Committee. The terms of separate options need not be identical, but all options shall be subject to the following:

          (a) Option Price. The price at which each share of Stock may be purchased upon exercise of an option granted under the Plan shall be reasonably determined by the

     Committee in its discretion, but in the case of any option intended to be an incentive stock option and/or intended to comply with Section 162(m) of the Code and the regulations thereunder shall not be less than the fair market value per share of Stock on the date of grant of the option. In the case of any option intended to be an incentive stock option granted to an individual owning (directly or by attribution as provided in Section 424(d) of the Code), on the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary (which individual shall hereinafter be referred to as a "10% Stockholder"), the price at which each share of Stock may be purchased upon exercise of the option shall not be less than 110% of the fair market value per share of Stock on the date of grant of the option. Notwithstanding the foregoing, an option may be granted with an exercise price lower than that set forth above if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of
     Section 424(a) of the Code.

          For purposes of this Section 5(a), "fair market value" shall mean the last sale price regular way on the last trading day prior to the date of option grant, or, in case no sales take place on such date, the average of the closing high bid and low asked prices regular way, in either case on the principal national securities exchange on which the Stock is listed or admitted to trading, or if the Stock is not listed or admitted to trading on any national securities exchange, the last sale price reported on the National Market System of the National Association of Securities Dealers Automated Quotation system ("NASDAQ") on such date, or the average of the closing high bid and low asked prices of the Stock in the over-the-counter market reported on NASDAQ on such date, as furnished to the Committee by any New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such date, the fair market value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other reasonable appropriate method selected by the Committee.

          (b) Option Period. The period for exercise of an option shall be determined by the Committee in its discretion but in no event shall the exercise period be more than ten years from the date of grant, or in the case of an option intended to be an incentive stock option granted to a 10% Stockholder, more than five years from the date of grant. Options may, in the discretion of the Committee, be made exercisable in installments during the option period. Unless otherwise provided by the Committee in its grant of an option, any shares not purchased on any applicable installment date may be purchased thereafter at any time before the expiration of the option period, subject to Section 5(d) below. Notwithstanding the foregoing, all options under the Plan shall expire and no longer be exercisable after October 31, 2010.

          (c) Exercise of Options. In order to exercise an option, the Optionee shall deliver to the Company written notice specifying the number of shares of Stock to be purchased, together with full payment of the purchase price therefor. The purchase price may be paid in (i) cash (or a certified or bank cashier's check payable to the order of the Company); (ii) shares of Stock owned by the Optionee,
     (iii) a combination of the foregoing methods, or (iv) in any other form of consideration as may be approved by the Committee from time to time and permitted by applicable law. For the purpose of assisting an Optionee to exercise an option, the Company may make loans to the Optionee or guarantee loans made by third parties to the Optionee, on such terms and conditions as the Board of Directors may authorize. Shares of Stock tendered in payment on the exercise of an option shall be valued at their fair market value determined as described in Section 5(a) above, provided that the date of determination shall be the date of exercise. In addition, at the request of the Optionee, and subject to applicable laws and regulations, the Company may (but shall not be required to) cooperate in a "cashless exercise" of an option (i.e., the assignment to the Company of the proceeds from a sale of Stock acquired upon exercise of the option or from the proceeds of a loan from a brokerage firm). If the Optionee so requests, shares of Stock purchased upon exercise of an option may be issued in the name of the Optionee or another person. An Optionee shall have none of the rights of a stockholder until the shares of Stock are issued to the Optionee.

          (d) Effect of Termination of Employment.

               (i) Termination Other than for Death, Disability, or Involuntary Termination Without Cause: Except as otherwise specified by the Committee in its grant of the option, an option may not be exercised after the Optionee has ceased to be in the employ of the Company or any Subsidiary for any reason other than the Optionee's death, Disability or Involuntary Termination Without Cause. A cessation of employment, for purposes of incentive stock options only, shall be deemed to occur on the ninety-first day of a leave of absence unless the Optionee's reemployment rights are guaranteed by law or by contract. "Cause" shall mean any act, action or series of acts or actions or any omission, omissions, or series of omissions which result in, or which have the effect of resulting in, (1) the Optionee's commission of fraud, embezzlement or theft in connection with the Optionee's duties for the Company or any Subsidiary; (2) the Optionee's commission of a misdemeanor involving moral turpitude or the Optionee's commission of a felony; (3) the wrongful material damage by the Optionee to Company or Subsidiary property by the Employee; (4) the wrongful disclosure by the Optionee of any secret process, confidential information, trade secret or other proprietary or confidential information of the Company or any Subsidiary; (5) the violation of any non-disclosure, non-solicitation or non-competition covenants to which the Optionee is subject; (6) the Optionee's intentional or grossly negligent breach of any stated, material employment policy of the Company or any Subsidiary; or (7) the Optionee's refusal to follow reasonable directions or instructions of a more senior officer or the Board as to which the Company has notified the Optionee in writing and such refusal shall have continued for a period of three (3) business days after actual receipt of such notice. "Disability" shall mean the inability or failure of a person to perform those duties for the Company or any Subsidiary traditionally assigned to and performed by such person because of the person's then-existing physical or mental condition, impairment or incapacity. The fact of disability shall be determined by the Committee in its reasonable discretion, which may consider such evidence as it considers desirable under the circumstances,  and  which  determination  shall  be  based  upon  the definition of disability as found in the Company's long term disability program applicable to the Optionee. The Committee's determination of which shall be final and binding upon all parties. "Involuntary Termination Without Cause" shall mean either (1) the dismissal of, or the request for the resignation of, a person, by court order, order of any court-appointed liquidator or trustee of the Company, or the order or request of any creditors' committee of the Company constituted under the federal bankruptcy laws, provided that such order or request contains no specific reference to Cause; (2) the dismissal of, or the request for the resignation of, a person, by a duly constituted corporate officer of the Company, or by the Board of Directors, for any reason other than for Cause; or (3) the Optionee's Constructive Termination. "Constructive Termination" shall mean the Optionee's voluntary termination of employment within 60 days following the occurrence of any of the following: (1) a change in the Optionee's duties or responsibilities, or a change in the Optionee's reporting relationships, either of which results in or reflects a material diminution of the scope or importance of the Optionee's responsibilities; (2) a reduction in the Optionee's then current base salary or annual target bonus; (3) a reduction in the level of benefits available or awarded to the Optionee under employee and officer benefit plans and programs including, but not limited to, annual and long-term incentive and stock-based plans and programs (other than as part of reductions in such benefit plans or programs affecting similarly situated employees of the Company); (4) any failure of any acquirer following a Change of Control to agree to be bound by this Option Agreement, or (5) a relocation of the Optionee's primary employment location which is more than 50 miles from his current primary employment location; provided, however, that for Constructive Termination to have been deemed to have occurred, the Optionee must give the Company written notice, at least 30 days prior to the date the Optionee intends to terminate his employment, providing a description of the events constituting Constructive Termination hereunder and, in the event the Company corrects or cures such events prior to the conclusion of such 30 day period, then Constructive Termination shall not exist hereunder.

               (ii) Involuntary Termination Without Cause: During the thirty day period (or other applicable period designated by the Committee in its grant of the option) after the date of the Optionee's Involuntary Termination Without Cause, the Optionee shall have the right to exercise his or her options granted under the Plan, but, unless otherwise provided by the Committee in its grant of the option, only to the extent the options were vested and exercisable on the date of the cessation of the Optionee's employment. If so provided in the grant of a nonstatutory option, in the event that an Optionee's Involuntary Termination Without Cause occurs, the Optionee instead may elect during the thirty (30) day period from and after the Involuntary Termination Without Cause to surrender all his options to the Company and receive (as defined with respect to the options surrendered) instead a Stock Appreciation Right which, in the event that a "Change of Control" occurs within twenty-four (24) months of the Involuntary Termination of Employment Without Cause, provides a payment equal to the amount by which the "change of control" price (as such price is determined by the Committee, to be reflective of the comparable fair market price for shares of Company stock) per share of Stock exceeds the option price per share of Stock under the option surrendered to the Company multiplied by the number of shares of Stock subject to such option.

               (iii) Disability. During the ninety (90) day period (or other applicable period designated by the Committee in its grant of the option) after the Optionee's employment with the Company or any Subsidiary ceases as a result of the Optionee's Disability, the Optionee shall have the right to exercise his or her options granted under the Plan, but, unless otherwise provided by the Committee in its grant of the option, only to the extent the options were vested and exercisable on the date of the cessation of the Optionee's employment.

               (iv) Death. In the event of the death of the Optionee while employed or, in the event of the death of the Optionee after cessation of employment described in subparagraph (ii) or (iii), above, but within the sixty (60) day or ninety (90) day period described in subparagraph (ii) or (iii) above, the options granted under the Plan shall be exercisable until the expiration of ninety (90) day (or other applicable period designated by the Committee in its grant of the option) following the Optionee's death, but, unless otherwise provided by the Committee in its grant of the option, only to the extent the options were vested and exercisable on the date of the cessation of the Optionee's employment. During such extended period, the option may be exercised by the person or persons to whom the deceased Optionee's rights under the option shall pass by will or by the laws of descent and distribution. The provisions of this subparagraph (iv) shall apply to any outstanding options which are incentive stock options to the extent permitted by Sections 421 and 422(d) of the Code and such outstanding options in excess thereof shall, immediately upon the death of the Optionee, be treated for all purposes of the Plan as nonstatutory stock options and shall be exercisable as such as provided in this subparagraph (iv).

               In no event shall any option be exercisable beyond the applicable exercise period determined pursuant to Section 5(b) of the Plan. Nothing in the Plan or in any option granted pursuant to the Plan (in the absence of an express provision to the contrary) shall confer on any individual any right to continue in the employ of the Company or any Subsidiary or interfere in any way with the right of the Company or Subsidiary to terminate his employment at any time.

          (e) Nontransferability of Options. Except as otherwise set forth herein, during the lifetime of an Optionee, options (and any other rights or awards under this Plan)held by such Optionee shall be exercisable only by the Optionee, and no option shall be transferable other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee, in its absolute discretion, may grant nonstatutory stock options that may be transferred without consideration, in whole or in part, by the Optionee to (i) the Optionee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, or any person sharing the Optionee's household (other than a tenant or employee) ("Family Members"); (ii) a trust in which Family Members have more than 50% of the beneficial interest; (iii) a foundation in which Family Members (or the Optionee) control the management of assets; or (iv) any other entity in which Family Members (or the Optionee) own more than 50% of the voting interests. In all cases, the Committee must be notified in advance in writing of the terms of any proposed transfer to a permitted transferee. The transferee and the transferred options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. The provisions of the Plan, including, but not limited to, those set forth in Section 5(b) and (d), shall continue to apply with respect to the Optionee and the option shall be exercisable by the transferee only to the extent and for the periods specified herein and in any applicable option agreement. The Optionee shall remain subject to withholding taxes upon exercise of any transferred option by the transferee.

          (f) Adjustments for Change in Stock Subject to Plan. In the event of any change in the Stock or capital structure of the Company due to a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or similar event (but not including any changes caused by the exercise of warrants under the Warrant Agreement approved as part of the Company's Chapter 11 Plan of
     Reorganization approved by the United States District Court for the District of Delaware as of August 30, 2000), unless the Committee should determine otherwise in its reasonable discretion, corresponding adjustments automatically shall be made to the number and kind of shares available for issuance under this Plan, the number and kind of shares covered by outstanding options under this Plan, and the exercise price per share for outstanding options. In addition, the Committee may make such other adjustments as it determines to be equitable. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded down to the nearest whole number.

          (g) Acceleration of Exercisability and/or Vesting of Options Upon Occurrence of Certain Events. The Committee may provide in its grant of an option that the exercisability and/or vesting of such option shall be accelerated in connection with an event constituting a "change of control" as described in the grant of the option; provided, however, that the foregoing shall apply to any outstanding options which are incentive stock options to the extent permitted by Section 422(d) of the Code and such outstanding options in excess thereof shall, immediately upon the occurrence of the change of control, be treated for all purposes of the Plan as nonstatutory stock options. Notwithstanding the foregoing, in no event shall any option be exercisable after the date of termination of the exercise period of such option determined pursuant to Sections 5(b) and 5(d).

          (h) Registration, Listing and Qualification of Shares of Stock. Each option shall be subject to the requirement that if at any time the Company shall determine that the registration, listing or qualification of shares of Stock covered thereby upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the purchase of shares of Stock thereunder, no such option may be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. The Company may require that any person exercising an option shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.

          (i) Other Terms and Conditions. The Committee may impose such other terms and conditions, not inconsistent with the terms hereof, on the grant or exercise of options (including, without limitation, the imposition of a vesting schedule), as it deems advisable.

          (j) Reload Options. The Committee in its grant of a nonstatutory option may provide that if upon the exercise of an option granted under the Plan (the "Original Option") the Optionee pays the purchase price for the Original Option pursuant to Section 5(c) in whole or in part in shares of Stock owned by the Optionee for at least six months, the Company shall grant to the Optionee on the date of such exercise an additional option under the Plan (the "Reload Option") to purchase that number of shares of Stock equal to the number of shares of Stock so held for at least six months transferred to the Company in payment of the purchase price in the exercise of the Original Option. The price at which each share of Stock covered by the Reload Option may be purchased shall be the fair market value per share of Stock (as specified in Section 5(c)) on the date of exercise of the Original Option. The Reload Option shall not be exercisable until one year after the date the Reload Option is granted or after the expiration date of the Original Option. Upon the payment of the purchase price for a Reload Option granted hereunder in whole or in part in shares of Stock held for more than six months pursuant to Section 5(c), the Optionee is entitled to receive a further Reload Option in accordance with this Section 5(j). Shares of Stock covered by a Reload Option shall not reduce the number of shares of Stock available under the Plan pursuant to
     Section 3. Shares of Stock covered by a Reload Option shall be considered for purposes of the maximum number of shares of Stock with respect to which options can be granted under the Plan to any person during any calendar year as specified in Section 4.

     6. Additional Provisions Applicable to Incentive Stock Options. The Committee may, in its discretion, grant options under the Plan which constitute "incentive stock options" within the meaning of Section 422 of the Code to eligible employees of the Company and its "subsidiary corporations" within the meaning of Section 424(f) of the Code, provided, however, that the aggregate fair market value of the Stock (determined as of the date the incentive stock option is granted) with respect to which the incentive stock option is exercisable for the first time by the Optionee during any calendar year shall not exceed $100,000 or such other limitation set forth in Section 422(d) of the Code.

     7. Effectiveness of Plan. The Plan, as adopted and approved by the Board of Directors, became effective as of March 5, 2001, and, with respect to incentive stock options only, is subject to approval within twelve months of such date by the shareholders of the Company to the extent required by Section 422 of the Code.

     8. Amendment and Termination. The Board of Directors may at any time amend the Plan or the terms of any option outstanding under the Plan; provided, however, that, except as contemplated in Section 5(f), the Board of Directors shall not without requisite shareholder approval, (i) increase the maximum number of shares of Stock for which options may be granted under the Plan, or
(ii) amend the requirements as to the class of employees eligible to receive options. The Board of Directors may terminate the Plan at any time. Unless the Plan shall theretofore have been terminated, the Plan shall terminate, and no option shall be granted hereunder after ten years from the earliest of the adoption of the Plan by the Board of Directors, the effective date of the Plan, approval of the Plan by stockholders, or October 31, 2010. No amendment or termination of the Plan or any option outstanding under the Plan may, without the consent of an Optionee, adversely affect the rights of such Optionee under any option held by such Optionee.

     9. Withholding. It shall be a condition to the obligation of the Company to issue shares of Stock upon exercise of an option that the Optionee (or any beneficiary or person entitled to act under Section 5(d) hereof) remit to the Company, or make arrangements satisfactory to the Company to pay through payroll withholding or otherwise, such amount as may be requested by the Company to meet any federal, state or local tax withholding obligations with respect to such exercise. If the amount requested is not paid, the Company may refuse to issue such shares of Stock.

     10. Other Actions. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, but not by way of limitation, the right of the Company to grant or assume options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation or association.

     11. Section 162(m). It is intended that the Plan comply fully with and meet all the requirements of Section 162(m) of the Code so that certain options granted hereunder shall constitute "performance-based" compensation within the meaning of Section 162(m) of the Code. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with
Section 162(m) as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m).

     12. Compliance with Code ss. 280(G)(b)(5). All provisions of this Agreement which are contingent upon a change of control and "parachute payments" as defined by Code ss. 280G ("parachute payments") shall in all cases be subject and contingent upon the approval by a separate vote of the persons who owned, immediately before the change in ownership or control which would trigger the application of Code ss. 280G, more than seventy-five (75%) percent of the voting power of all outstanding stock of the Company. Such seventy-five (75%) percent vote shall be made following adequate disclosures to such voting persons of all material facts concerning all such material parachute payments, and such vote shall determine the right of the individual to receive or return such parachute payment. The provisions of this paragraph shall not apply in the event that a substantial portion of the assets of the Company consists directly or indirectly of stock in a corporation and any ownership interest in such entity is readily tradable on an established securities market or otherwise. The provisions of this paragraph shall in all events be interpreted so as to comply with Code ss. 280G(b)(5) and the regulations, proposed regulations and other official guidance thereunder.

     13. Governing Law. This Plan shall be construed in accordance with the laws of the State of South Carolina.